EXHIBIT 99.1

FOR IMMEDIATE RELEASE

NMI Holdings, Inc. Reports Record Third Quarter Net Income of $6.2 Million
EMERYVILLE, CALIF., Nov 1, 2016 -- NMI Holdings, Inc. (Nasdaq: NMIH) today reported net income of $6.2 million, or $0.10 per share, for the third quarter ended Sep. 30, 2016. This compares with net income of $2.0 million, or $0.03 per share, in the prior quarter and a net loss of ($4.8) million, or ($0.08) per share, in the third quarter of 2015. Total revenue for the quarter was $35.5 million, up 20% from $29.5 million in the prior quarter and up 141% from $14.7 million in the third quarter of 2015.
Bradley Shuster, chairman and CEO of National MI, said, “We continued our positive momentum in the third quarter, delivering record net income and returns, trends that we expect will continue for the foreseeable future. We grew our high-quality insurance-in-force by 19% over the prior quarter and 166% over the third quarter last year. We also continued to shift our mix to high-return monthly product, which grew to 71% of total new insurance written in the quarter. Cessions commenced under our reinsurance agreement and we expect to continue to take advantage of the low cost of capital provided by reinsurance to support our future growth.”

•	As of Sep. 30, 2016, the company had primary insurance-in-force of $28.2 billion, up 19% from $23.6 billion at the prior quarter end and up 166% over $10.6 billion as of Sep. 30, 2015.

•	Premiums earned for the quarter were $31.8 million, up 22% from $26.0 million in the prior quarter and up 148% over $12.8 million in the same quarter a year ago.

•
Monthly premium NIW was $4.16 billion, an increase of 12% over $3.70 billion in the prior quarter and an increase of 163% over the third quarter of 2015. Single premium NIW of $1.70 billion was down 21% from the prior quarter and down 17% compared with the same quarter a year ago.

•	Total NIW in the third quarter was $5.86 billion, which compares with $5.84 billion in the prior quarter and $3.63 billion in the third quarter of 2015.

•
Total underwriting and operating expenses in the third quarter were $24.0 million, including share-based compensation expense of $1.8 million. This compares with total underwriting and operating expenses of $23.2 million, including $1.8 million of share-based compensation, in the prior quarter, and $19.7 million, including $1.8 million of share-based compensation, in the same quarter a year ago.

•	Loss expense for the quarter was $0.7 million, resulting in a loss ratio of 2.1%.

•
As of the end of the third quarter, the company had approved master policies in place with 1,100 customers, up from 1,061 as of the end of the prior quarter, and up from 906 as of the end of the third quarter of 2015. Customers delivering NIW in the quarter grew to a new high of 525, which compares with 518 in the prior quarter and 391 in the same quarter a year ago.

•
At quarter-end, cash and investments were $686 million, including $77 million at the holding company, and book equity was $430 million, equal to $7.28 per share. This book value excludes any benefit attributable to the company’s deferred tax asset of approximately $66 million as of Dec. 31, 2015.

•	In the first nine months of 2016, the company generated $52.2 million of cash from operations, which compares with $16.2 million for the same period in 2015.

•	At quarter-end, the company had total PMIERs available assets of $489 million, which compares with risk-based required assets under PMIERs of $321 million.

EXHIBIT 99.1

	Quarter Ended 9/30/2016	Quarter Ended 6/30/2016	Quarter Ended 9/30/2015	Growth Q/Q	Growth Y/Y
Primary Insurance-in-Force ($billions)	28.22	23.62	10.60	19%	166%
New Insurance Written - NIW ($billions)
Monthly premium	4.16	3.70	1.58	12%	163%
Single premium	1.70	2.14	2.05	-21%	-17%
Total	5.86	5.84	3.63	—	61%

Premiums Earned ($millions)	31.81	26.04	12.83	22%	148%
Underwriting & Operating Expense ($millions)	24.04	23.23	19.65	3%	22%
Loss Expense ($millions)	0.66	0.47	0.18	40%	267%
Loss Ratio	2.1%	1.8%	1.4%
Cash & Investments ($millions)	686	654	447	5%	53%
Book Equity ($millions)	430	422	408	2%	5%
Book Value per Share	$ 7.28	$ 7.14	$6.95	2%	5%
Approved Master Policies	1100	1061	906	4%	21%
Customers Generating NIW	525	518	391	1%	34%

Conference Call and Webcast Details
The company will hold a conference call and live webcast today at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. The webcast will be available on the company's website, www.nationalmi.com, in the "Investor Relations" section. The call also can be accessed by dialing (888) 734-0328 in the U.S., or (914) 495-8578 for international callers using Conference ID: 93562675, or by referencing NMI Holdings, Inc.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, outlook, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believe," "can," "could," "may," "predict," "assume," "potential," "should," "will," "estimate," "plan," "project," "continuing," "ongoing," "expect," "intend" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. Important factors that could cause actual events or results to differ materially from those indicated in such statements include, but are not limited to: our ability to implement our business strategy, including our ability to attract and retain a diverse customer base and to achieve a diversified mix of business across the spectrum of our product offerings; changes in the business practices of the GSEs that may impact the use of private mortgage insurance; our ongoing ability to comply with the financial requirements of the PMIERs; our ability to maintain sufficient holding company liquidity to meet our short- and long-term liquidity needs; our ability to successfully execute and implement our capital plans, including our ability to access the reinsurance market and to enter into, and receive approval of, reinsurance arrangements on terms and conditions that are acceptable to us, the GSEs and our regulators; heightened competition for our mortgage insurance business from other private mortgage insurers and the FHA; adoption of new or changes to existing laws and regulations or their enforcement and implementation by regulators; changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; potential future lawsuits, investigations or inquiries or resolution of current lawsuits or inquiries; emergence of unexpected claims and coverage issues, including claims exceeding our reserves or amounts we expected to experience; our ability to utilize our net operating loss carryforwards, which could be limited or eliminated in various ways, including if we experience an ownership change as defined in Section 382 of the

EXHIBIT 99.1

Internal Revenue Code; and general economic downturns and volatility. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2015, as subsequently updated through other reports we file with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. We caution you not to place undue reliance on any forward-looking statement, which speaks only as of the date on which it is made, and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Investor Contact
John M. Swenson
Vice President, Investor Relations and Treasury
john.swenson@nationalmi.com
(510) 788-8417

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
(203) 513-2721
MaryMcGarity@StrategicVantage.com

EXHIBIT 99.1

Consolidated statements of operations and comprehensive income	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
Revenues	(In Thousands, except for share data)
Net premiums earned	$31,808	$12,834	$77,656	$28,626
Net investment income	3,544	1,884	10,117	5,168
Net realized investment gains (losses)	66	(15)	(758)	952
Other revenues	102	—	172	—
Total revenues	35,520	14,703	87,187	34,746
Expenses
Insurance claims and claims expenses	664	181	1,592	279
Underwriting and operating expenses	24,037	19,653	69,943	58,912
Total expenses	24,701	19,834	71,535	59,191
Other (expense) income
(Loss) gain from change in fair value of warrant liability	(797)	332	(187)	1,473
Interest expense	(3,733)	—	(11,072)	—
Total other (expense) income	(4,530)	332	(11,259)	1,473

Income (loss) before income taxes	6,289	(4,799)	4,393	(22,972)
Income tax expense	114	—	114	—
Net income (loss)	$6,175	$(4,799)	$4,279	$(22,972)

Earnings (loss) per share
Basic	$0.10	$(0.08)	$0.07	$(0.39)
Diluted	$0.10	$(0.08)	$0.07	$(0.39)

Weighted average common shares outstanding
Basic	59,130,401	58,741,328	59,047,758	58,650,043
Diluted	60,284,746	58,741,328	59,861,916	58,650,043

Loss Ratio(1)	2%	1%	2%	1%
Expense Ratio(2)	76	153	90	206
Combined ratio	78%	155%	92%	207%

Net income (loss)	$6,175	$(4,799)	$4,279	$(22,972)
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) in accumulated other comprehensive gain (loss), net of tax (benefit) expense of $0 for all periods presented	(82)	(483)	17,690	(15)
Reclassification adjustment for losses (gains) included in net loss, net of tax expense of $0 for all periods presented	(66)	15	758	(952)
Other comprehensive income (loss), net of tax	(148)	(468)	18,448	(967)
Comprehensive income (loss)	$6,027	$(5,267)	$22,727	$(23,939)
(1) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(2) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

Consolidated balance sheets	September 30, 2016	December 31, 2015
Assets	(In Thousands, except for share data)
Fixed maturities, available-for-sale, at fair value (amortized cost of $628,209 and $564,319 as of September 30, 2016 and December 31, 2015, respectively)	$641,572	$559,235
Cash and cash equivalents	44,522	57,317
Premiums receivable	11,378	5,143
Accrued investment income	3,615	2,873
Prepaid expenses	2,313	1,428
Deferred policy acquisition costs, net	28,911	17,530
Software and equipment, net	19,924	15,201
Intangible assets and goodwill	3,634	3,634
Prepaid reinsurance premiums	36,091	—
Other assets	206	90
Total assets	$792,166	$662,451

Liabilities
Term loan	$144,230	$143,939
Unearned premiums	145,401	90,773
Accounts payable and accrued expenses	32,568	22,725
Reserve for insurance claims and claim expenses	2,133	679
Reinsurance funds withheld	28,963	—
Deferred ceding commission	6,697	—
Warrant liability, at fair value	1,654	1,467
Current tax payable	114	—
Deferred tax	137	137
Total liabilities	361,897	259,720
Commitments and contingencies

Shareholders' equity
Common stock - class A shares, $0.01 par value; 59,138,663 and 58,807,825 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively (250,000,000 shares authorized)	591	588
Additional paid-in capital	575,148	570,340
Accumulated other comprehensive income (loss), net of tax	10,974	(7,474)
Accumulated deficit	(156,444)	(160,723)
Total shareholders' equity	430,269	402,731
Total liabilities and shareholders' equity	$792,166	$662,451

EXHIBIT 99.1

Historical Quarterly Data	2016			2015
	September 30	June 30	March 31	December 31	September 30	June 30
Revenues	(In Thousands, except for share data)
Net premiums earned	$31,808	$26,041	$19,807	$16,880	$12,834	$8,856
Net investment income	3,544	3,342	3,231	2,078	1,884	1,688
Net realized investment gains (losses)	66	61	(885)	(121)	(15)	354
Other revenues	102	37	32	25	—	—
Total revenues	35,520	29,481	22,185	18,862	14,703	10,898
Expenses
Insurance claims and claims expenses	664	470	458	371	181	(6)
Underwriting and operating expenses	24,037	23,234	22,672	21,686	19,653	20,910
Total expenses	24,701	23,704	23,130	22,057	19,834	20,903

Other (expense) income (1)	(4,530)	(3,766)	(2,962)	(1,626)	332	(106)

Income (loss) before income taxes	6,289	2,011	(3,907)	(4,821)	(4,799)	(10,112)
Income tax expense (benefit)	114	—	—	—	—	241
Net income (loss)	$6,175	$2,011	$(3,907)	$(4,821)	$(4,799)	$(10,353)

Earnings (loss) per share
Basic	$0.10	$0.03	$(0.07)	$(0.08)	$(0.08)	$(0.18)
Diluted	$0.10	0.03	(0.07)	(0.08)	(0.08)	(0.18)

Weighted average common shares outstanding
Basic	59,130,401	59,105,613	58,936,694	58,781,566	58,741,328	58,720,095
Diluted	60,284,746	59,830,899	58,936,694	58,781,566	58,741,328	58,720,095

Other data
Loss Ratio (2)	2%	2%	2%	2%	1%	—%
Expense Ratio (3)	76%	89%	114%	128%	153%	236%
Combined ratio	78%	91%	117%	131%	155%	236%
(1) Other (expense) income includes the gain from change in fair value of warrant liability, gain from settlement of warrants, and interest expense.
(2) Loss ratio is calculated by dividing the provision for insurance claims and claims expenses by net premiums earned.
(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

EXHIBIT 99.1

New Insurance Written (NIW), Insurance in Force (IIF) and Premiums
The tables below show primary and pool NIW and IIF, by quarter, for the last six quarters.

Primary NIW	Three months ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(In Millions)
Monthly	$4,162	$3,700	$2,492	$2,029	$1,582	$1,460
Single	1,695	2,138	1,762	2,518	2,051	1,089
Primary	$5,857	$5,838	$4,254	$4,547	$3,633	$2,549

Primary and pool IIF	As of
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(In Millions)
Monthly	$16,038	$12,529	$9,210	$6,958	$5,087	$3,617
Single	12,190	11,095	9,354	7,866	5,514	3,573
Primary	28,228	23,624	18,564	14,824	10,601	7,190

Pool	3,826	3,999	4,136	4,238	4,340	4,476
Total	$32,054	$27,623	$22,700	$19,062	$14,941	$11,666

Portfolio Statistics
The table below shows primary portfolio trends, by quarter, for the last six quarters.

Primary portfolio trends	As of and for the quarter ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	($ Values In Millions)
New insurance written	$5,857	$5,838	$4,254	$4,547	$3,633	$2,549
New risk written	1,415	1,411	1,016	1,105	887	615
Insurance in force (1)	28,228	23,624	18,564	14,824	10,601	7,190
Risk in force (1)	6,847	5,721	4,487	3,586	2,553	1,715
Policies in force (count) (1)	119,002	100,547	79,700	63,948	46,175	31,682
Weighted-average coverage (2)	24.3%	24.2%	24.2%	24.2%	24.1%	23.9%
Loans in default (count)	115	79	55	36	20	9
Percentage of loans in default	0.1%	0.1%	0.1%	0.1%	—%	—%
Risk in force on defaulted loans	$6	$4	$3	$2	$1	$1
Average premium yield (3)	0.48%	0.47%	0.45%	0.49%	0.52%	0.51%
Annual persistency (4)	81.8%	83.3%	82.7%	79.6%	71.6%	65.5%

(1)	Reported as of the end of the period.

(2)	End of period risk in force (RIF) divided by IIF.

(3)	Average premium yield is calculated by dividing primary net premiums earned, net of reinsurance, by average gross IIF for the period, annualized.

(4)	Defined as the percentage of IIF that remains on our books after any 12-month period.

EXHIBIT 99.1

The tables below reflect our total primary NIW by FICO, loan-to-value (LTV), and purchase/refinance mix.

Primary NIW by FICO	Three months ended
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
>= 760	$2,975	$3,160	$1,755
740-759	934	961	583
720-739	725	672	505
700-719	588	541	376
680-699	387	308	271
<=679	248	196	143
Total	$5,857	$5,838	$3,633

Primary NIW by LTV	Three months ended
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
95.01% and above	$347	$362	$162
90.01% to 95.00%	2,557	2,633	1,656
85.01% to 90.00%	1,844	1,732	1,208
85.00% and below	1,109	1,111	607
Total	$5,857	$5,838	$3,633

Primary NIW by purchase/refinance mix	Three months ended
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
Purchase	$4,400	$4,199	$2,604
Refinance	1,457	1,639	1,029
Total	$5,857	$5,838	$3,633
The tables below show the primary weighted average FICO and the weighted average LTV, by policy type, for NIW in the quarters presented.

Weighted Average FICO
	September 30, 2016	June 30, 2016	September 30, 2015
Monthly	748	752	742
Single	763	762	758

Weighted Average LTV
	September 30, 2016	June 30, 2016	September 30, 2015
Monthly	91%	92%	92%
Single	90	91	91

EXHIBIT 99.1

The table below reflects a summary of our primary IIF and RIF by book year.

Primary IIF and RIF	As of September 30, 2016
	IIF	RIF
	(In Millions)
September 30, 2016	$15,433	$3,719
2015	10,679	2,610
2014	2,062	505
2013	54	13
Total	$28,228	$6,847
The tables below reflect our total primary IIF and RIF by FICO, average loan size, LTV, and loan type.

Primary IIF by FICO	As of
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
>= 760	$14,258	$11,929	$4,969
740-759	4,612	3,876	1,703
720-739	3,648	3,082	1,582
700-719	2,813	2,341	1,063
680-699	1,863	1,561	848
<=679	1,034	835	436
Total	$28,228	$23,624	$10,601

Primary RIF by FICO	As of
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
>= 760	$3,470	$2,895	$1,174
740-759	1,130	951	413
720-739	887	750	391
700-719	680	566	260
680-699	443	369	209
<=679	237	190	106
Total	$6,847	$5,721	$2,553

Primary Average Loan Size by FICO	As of
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Thousands)
>= 760	$250	$249	$244
740-759	240	239	234
720-739	235	234	227
700-719	233	232	225
680-699	224	223	218
<=679	209	209	207

EXHIBIT 99.1

Primary IIF by LTV	As of
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
95.01% and above	$1,363	$1,049	$282
90.01% to 95.00%	12,644	10,574	4,710
85.01% to 90.00%	9,157	7,754	3,658
85.00% and below	5,064	4,247	1,951
Total	$28,228	$23,624	$10,601

Primary RIF by LTV	As of
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
95.01% and above	$380	$293	$80
90.01% to 95.00%	3,725	3,116	1,392
85.01% to 90.00%	2,174	1,838	866
85.00% and below	568	474	215
Total	$6,847	$5,721	$2,553

Primary RIF by Loan Type	As of
	September 30, 2016	June 30, 2016	September 30, 2015

Fixed	98%	98%	97%
Adjustable rate mortgages:
Less than five years	—	—	—
Five years and longer	2	2	3
Total	100%	100%	100%
As of September 30, 2016 and September 30, 2015, 100% of each of our pool IIF and RIF was comprised of insurance on fixed rate mortgages.
The table below reflects a summary of the change in total primary IIF for the following periods.

Primary IIF	Three months ended
	September 30, 2016	June 30, 2016	September 30, 2015
	(In Millions)
IIF, beginning of period	$23,624	$18,564	$7,190
NIW	5,857	5,838	3,633
Cancellations and other reductions	(1,253)	(778)	(222)
IIF, end of period	$28,228	$23,624	$10,601

EXHIBIT 99.1

Geographic Dispersion

The following table shows the distribution by state of our primary RIF.

Top 10 primary RIF by state	As of
	September 30, 2016	June 30, 2016	September 30, 2015
California	13.2%	13.0%	13.2%
Texas	6.8	6.8	7.1
Virginia	6.6	6.4	3.9
Florida	4.7	5.0	5.4
Colorado	4.0	4.1	4.3
Michigan	3.9	4.1	4.6
Arizona	3.8	3.8	3.6
Maryland	3.6	3.4	3.5
Pennsylvania	3.6	2.3	3.9
Utah	3.6	3.3	2.6
Total	53.8%	52.2%	52.1%

EXHIBIT 99.1

The following table shows portfolio data by origination year.

	As of September 30, 2016
Origination year	Original Insurance Written	Remaining Insurance in Force	% Remaining of Original Insurance	Policies Ever in Force	Number of Policies in Force	Number of Loans in Default	# of Claims Paid	Incurred Loss Ratio (Inception to Date) (1)	Cumulative default rate (2)
	($ Values in Millions)
2013	$162	$54	33%	655	264	—	1	—%	0.2%
2014	3,451	2,062	60%	14,786	9,824	46	2	2.7%	0.3%
2015	12,422	10,678	86%	52,550	46,902	61	5	1.7%	0.1%
2016 (through September 30)	15,949	15,434	97%	63,519	62,012	8	—	0.3%	—%
Total	$31,984	$28,228		131,510	119,002	115	8

(1)	The ratio of total losses incurred (paid and reserved) divided by cumulative premiums earned, without the effects of reinsurance.

(2)	The sum of claims paid ever to date and notices of default as of the end of the period divided by policies ever in force.

EXHIBIT 99.1

The following table provides a reconciliation of the beginning and ending reserve balances for primary insurance claims and claims expenses:

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
	(In Thousands)
Beginning balance	$1,475	$181	$679	$83
Less reinsurance recoverables (1)	—	—	—	—
Beginning balance, net of reinsurance recoverables	1,475	181	679	83

Add claims incurred:
Claims and claim expenses incurred:
Current year (2)	690	219	1,803	358
Prior years (3)	(29)	(38)	(214)	(79)
Total claims and claims expenses incurred	661	181	1,589	279

Less claims paid:
Claims and claim expenses paid:
Current year (2)	—	—	—	—
Prior years (3)	93	4	225	4
Total claims and claim expenses paid	93	4	225	4

Reserve at end of period, net of reinsurance recoverables	2,043	358	2,043	358
Add reinsurance recoverables (1)	90	—	90	—
Balance, September 30	$2,133	$358	$2,133	$358
(1) Related to ceded losses recoverable on the 2016 QSR Transaction. To date, ceded losses have been immaterial.
(2) Related to defaults occurring in the current year.
(3) Related to defaults occurring in prior years.

The following table provides a reconciliation of the beginning and ending count of loans in default.

	Three months ended		Nine months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Beginning default inventory	79	9	36	4
Plus: new defaults	69	21	158	24
Less: cures	(30)	(9)	(73)	(7)
Less: claims paid	(3)	(1)	(6)	(1)
Ending default inventory	115	20	115	20

EXHIBIT 99.1

The following tables provide details of our claims and reserves.

	Three months ended		Nine months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
	($ Values In Thousands)
Number of claims paid	3	1	6	1
Total amount paid for claims	$93	$4	$225	$4
Average amount paid per claim	$31	$4	$32	$4
Severity	53%	5%	62%	5%

Average reserve per default:	As of September 30, 2016	As of September 30, 2015
	(In Thousands)
Case	$17	$17
IBNR	1	1
Total	$18	$18

The following table provides a comparison of the PMIERs financial requirements as reported by National MI.

	As of
	September 30, 2016	June 30, 2016	December 31, 2015
	(In thousands)
Available Assets	$488,635	$432,074	$431,411
Net Risk-Based Required Assets	320,609	377,468	249,805

Asset charge % (1)	6.14%	6.10%	6.17%
(1)Asset charge represents the risk based required asset amount as defined in the PMIERs, divided by the outstanding RIF on performing primary loans.